Supplement to the
Fidelity® Select Portfolios®
Health Care Sector
April 29, 2017
Prospectus

Effective January 1, 2018, Medical Equipment and Systems Portfolio has been renamed Medical Technology and Devices Portfolio.

Effective January 1, 2018 Medical Equipment and Systems Portfolio compares its performance to the MSCI U.S. IMI Custom Health Care Technology and Equipment 25-50 Index.

Effective December 18, 2017, the redemption fee for Health Care Services Portfolio has been removed.

Edward Yoon no longer serves as co-manager of Health Care Services Portfolio.

The following information replaces similar information for Health Care Services Portfolio found in the “Fund Summary” section under the heading “Portfolio Manager(s)”.

Justin Segalini (portfolio manager) has managed the fund since January 2016.

Effective January 18, 2018, the following information replaces the similar information for Medical Equipment and Systems Portfolio found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

  The fund normally invests at least 80% of its assets in securities of companies principally engaged in research, development, manufacture, distribution, supply or sale of medical equipment, devices, and related technologies, companies enabling drug discovery, and companies providing information technology services primarily to health care providers.

The following information replaces similar information for Pharmaceuticals Portfolio found in the “Fund Summary” section under the heading “Portfolio Manager(s)”.

Asher Anolic (lead portfolio manager) has managed the fund since April 2013.

Karim Suwwan de Felipe (co-manager) has managed the fund since July 2017.

Effective January 18, 2018, the following information replaces the similar information for Medical Equipment and Systems Portfolio found in the “Investment Details” section under the heading “Principal Investment Strategies”.

The fund normally invests at least 80% of its assets in securities of companies principally engaged in research, development, manufacture, distribution, supply or sale of medical equipment, devices, and related technologies, companies enabling drug discovery, and companies providing information technology services primarily to health care providers.

These companies may include, for example, manufacturers of health care equipment and supplies including drug delivery systems and eye care products, firms providing services directly related to the pharmaceutical and biotechnology industries, and companies providing applications, systems and/or data processing software, and IT consulting services and tools to doctors, hospitals and health care businesses.

Effective January 18, 2018, the following information replaces the similar information found in the “Investment Details” section under the heading “Principal Investment Strategies”.

Each fund has a policy of investing primarily in companies engaged in specified activities. Those policies are subject to change only upon 60 days' prior notice to shareholders of the affected fund.

The following information replaces similar information found in the “Fund Management” section under the heading “Portfolio Manager(s)”.

Edward Yoon is portfolio manager of Health Care Portfolio and Medical Equipment and Systems Portfolio, which he has managed since October 2008 and May 2007, respectively. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Yoon has worked as a research analyst and portfolio manager.

Justin Segalini is portfolio manager of Health Care Services Portfolio, which he has managed since January 2016. Since joining Fidelity Investments in 2007, Mr. Segalini has worked as a research analyst, sector specialist, and portfolio manager.

The following information replaces similar information found in the “Fund Management” section under the heading “Portfolio Manager(s)”.

Asher Anolic is lead portfolio manager of Pharmaceuticals Portfolio, which he has managed since April 2013. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Anolic has worked as a research analyst and portfolio manager.

Karim Suwwan de Felipe is co-manager of Pharmaceuticals Portfolio, which he has managed since July 2017. Since joining Fidelity Investments in 2010, Mr. Suwwan de Felipe has worked as a research analyst and portfolio manager.

Effective January 18, 2018, the following information supplements the information found in the “Appendix” section under the heading “Additional Index Information”.

MSCI U.S. IMI Custom Health Care Technology & Equipment 25-50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of health care technology and health care equipment companies in the MSCI US Investable Market 2500 Index. The MSCI US Investable Market 2500 index is the aggregation of the MSCI US Large Cap 300, Mid Cap 450, and Small Cap 1750 indices.

SELHC-18-01 1.918629.119	February 6, 2018